Exhibit 10.1

american shared hospital services

COMMON STOCK PURCHASE AGREEMENT

This Common Stock Purchase Agreement (“Agreement”), dated as of June 11, 2014, is entered into between and among American Shared Hospital Services, a California corporation (“Company”), Mr. Raymond C. Stachowiak and RCS Investments, Inc., an Illinois corporation (“RCS”), John F. Ruffle and Stanley S. Trotman Jr. Mr. Stachowiak and RCS, Mr. Ruffle and Mr. Trotman are referred together herein as “Investors.”

WHEREAS, Mr. Stachowiak, Mr. Ruffle and Mr. Trotman wish to purchase shares of the Company’s class of Common Stock No Par Value (“Common Stock”), on the terms and subject to the conditions set forth in this Agreement (“Offering”);

WHEREAS, Mr. Stachowiak, Mr. Ruffle and Mr. Trotman are members of the board of directors of the Company;

WHEREAS, Mr. Stachowiak is the sole shareholder of RCS;

WHEREAS, the Investors are acting independently of each other and not together for any purpose of acquiring, holding, voting or disposing of Common Stock, except for the purpose of facilitating the specific purchase of the Shares (as defined below); and

WHEREAS, the Company and Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the Securities and Exchange Commission (“SEC”) under Section 4(a)(2) of the Securities Act of 1933, as amended (“Securities Act”).

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1. Purchase and Sale.

At the Closing (as defined below), on the terms and subject to the conditions set forth herein, the Company will issue and sell to Investors, and Investors will purchase from the Company in the volumes set forth on Schedule A hereto an aggregate of 650,000 shares (“Shares”) of Common Stock at a purchase price of $2.43 per Share (“Purchase Price”), which is the closing price per share of the Common Stock on the New York Stock Exchange (“NYSE”) on the day preceding the date hereof.

2. Closing and Delivery of the Shares and Funds.

(a) Closing. The closing of the purchase and sale of the Shares (“Closing”) shall occur remotely via exchange of documents and signatures on June 12, 2014 (“Closing Date”).

(b) Payment of Purchase Price; Delivery of Shares. At or prior to the Closing, Investors will remit in United States dollars by wire transfer of immediately available funds the aggregate purchase price for the Shares. On or before the Closing Date, the Company will instruct its transfer agent (“Transfer Agent”) to deliver to each Investor one or more stock certificates, evidencing the number of Shares as set forth on Schedule A hereto, against delivery of the aggregate purchase price. The Shares Mr. Stachowiak acquires shall be registered in the name of RCS or its designee.

3. Representations, Warranties and Covenants of Investors. Investors represent, warrant and covenant to the Company as follows:

(a) Investors are acquiring the Shares for their own accounts and for investment and not with a view to the distribution thereof within the meaning of the Securities Act.

(b) Investors are “accredited investors” as such term is defined in Regulation D.

(c) Investors acknowledge that the Shares have not been registered under the Securities Act, will be restricted securities and may not be resold, pledged or otherwise transferred by Investors prior to June 12, 2015, except (i) pursuant to an effective registration statement under the Securities Act, (ii) pursuant to an available exemption from, or in a transaction not subject to, the Securities Act; or (iii) pursuant to Rule 144 under the Securities Act. Restrictive legends shall be placed on all certificates representing any Shares, substantially as follows:

NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE MAY BE MADE PRIOR TO JUNE 12, 2015 EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (B) PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE SECURITIES ACT; OR (C) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.

(d) Each Investor has the power and authority to enter into this Agreement. This Agreement, its execution and the performance by each Investor of its obligations hereunder have been duly authorized by all necessary action on the part of each Investor. Each Investor represents and warrants that the execution, delivery and performance of the Agreement do not violate or conflict with (i) any law applicable to it, (ii) any provision of its constitutional documents, if applicable and (iii) any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets.

(e) Each Investor agrees that, unless specifically requested in writing in advance by the Company’s board of directors, it will not at any time prior to the expiration of a two-year “standstill” period following the Closing Date (“Restricted Period”) (and it will not at any time during the Restricted Period assist or encourage others to):

(i) acquire or agree, offer, seek or propose to acquire (or directly or indirectly request permission to do so), directly or indirectly, alone or in concert with any other person, by purchase or otherwise, any ownership, including, but not limited to, beneficial ownership as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (“Exchange Act”), of any of the assets, businesses or securities of the Company or any rights or options to acquire such ownership (including from any third party); except that the restrictions of this subparagraph (i) shall not apply to (A) any options or shares received as compensation for the Investor’s service as a director of the Company, (B) any shares received pursuant to the Investor’s exercise of an option awarded to him as compensation for his service as a director of the Company or (C) open market purchases of Common Stock by Investors at prevailing market prices, provided that at no time during the Restricted Period shall any Investor’s beneficial ownership of shares of Common Stock, excluding any options, restricted stock units or other rights to acquire Common Stock that Investors may hold as reflected on Schedule B, exceed 10% of the outstanding shares of Common Stock as reported in the Company’s most recent SEC filing preceding any such purchases;

(ii) solicit proxies (as such terms are defined in Rule l4a-l under the Exchange Act), whether or not such solicitation is exempt under Rule 14a-2 under the Exchange Act, with respect to any matter from holders of any shares of Common Stock or any securities convertible into or exchangeable for or exercisable (whether currently or upon the occurrence of any contingency) for the purchase of Common Stock, or make any communication exempted from the definition of solicitation by Rule 14a-1(1)(2)(iv) under the Exchange Act;

(iii) initiate, or induce or attempt to induce any other person, entity or group (as defined in Section 13(d)(3) of the Exchange Act) to initiate, any stockholder proposal or tender offer for any securities of the Company, any change of control of the Company, or the convening of a stockholders’ meeting of the Company;

(iv) request the Company (or its directors, officers, employees or agents), directly or indirectly, to amend or waive any provision of this paragraph (e);

(v) take any action inconsistent with any of the foregoing subparagraphs (i) through (iv); or

(vi) take any action with respect to any of the matters described in this paragraph (e) that requires public disclosure.

(f) Each Investor agrees to either file or amend an existing Statement of Beneficial Ownership on Schedule 13D or 13G, whichever is applicable, with the SEC within five days of the Closing Date.

4. Representations, Warranties and Covenants of the Company. The Company hereby represents, warrants and covenants to Investors that, as of the date hereof:

(a) Organization, Good Standing and Qualification. The Company is duly formed and validly existing under the laws of California, with full power and authority to conduct its business as it is currently being conducted and to own its assets, and has secured any other authorizations, approvals, permits and orders required by law for the conduct by the Company of its business as it is currently being conducted.

(b) Authorization of Agreement and Shares. This Agreement, its execution and the performance by the Company of its obligations hereunder, have been duly authorized by all necessary corporate action on the part of the Company. The Shares have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be validly issued, fully paid and non-assessable. The sale of the Shares is not subject to any preemptive rights or rights of first refusal.

(c) Furnishing of Information. The Company covenants to timely file (or obtain extensions and file within the applicable grace periods) all reports required to be filed by the Company pursuant to the Exchange Act, or take any such action as Investors may reasonably request, to the extent required from time to time to enable Investors to sell the Shares in accordance with the requirements of Rule 144.

(d) Listing, Trading and Maintenance Requirements. The Company has not acted to terminate the registration of the Common Stock as a class under Section 12(b) of the Exchange Act, nor has the Company received any notification that the SEC is contemplating such a termination, and the Common Stock has not been suspended from trading on the NYSE nor threatened with such a suspension by the SEC or the NYSE. As soon as reasonably practicable following the Closing, the Company covenants to file an additional listing application with the NYSE covering all of the Shares.

5. Preemptive Right.

(a) Until June 12, 2015, the Company shall give Investors notice (“Issuance Notice”) of any proposed issuance by the Company of any Common Stock, or securities exchangeable or convertible into Common Stock (together, the “Securities”), at least ten (10) business days prior to the proposed issuance date. The Issuance Notice shall specify the estimated price at which such Securities are to be issued and the other material terms of the issuance.

(b) Subject to clause (f) below, each Investor shall be entitled to purchase up to such Investor’s Pro Rata Share of the Securities proposed to be issued, at the same price and on the same terms provided to the buyers in the Company’s issuance. “Pro Rata Share” means the fraction that results from dividing (i) such Investor’s aggregate ownership (immediately before giving effect to the issuance) of Common Stock by (ii) the total outstanding shares of Common Stock on a fully diluted basis (immediately before giving effect to the issuance).

(c) Each Investor shall deliver notice of its election to purchase such Securities to the Company within five business days of the receipt of the Issuance Notice. Such delivery of notice (which notice shall specify the number (or amount) of Securities to be purchased by such Investor) shall constitute exercise by such Investor of its rights hereunder and a binding agreement of such Investor to purchase, at the price and on the terms specified in the Issuance Notice, the number of shares (or amount) of Securities specified in such Investor’s notice. If, at the termination of such five business day period, Investor shall not have exercised its rights to purchase any of its Pro Rata Share of such Securities, such Investor shall be deemed to have waived all of its rights hereunder with respect to the purchase of such Securities.

(d) The Company shall have thirty (30) days from the date of the Issuance Notice to consummate the proposed issuance and sale upon terms that are not materially less favorable to the Company than those specified in the Issuance Notice.

(e) Notwithstanding the foregoing, such Investor shall not be entitled to purchase Securities as contemplated hereby in connection with issuances of Securities (i) to directors or employees of the Company or any subsidiary pursuant to benefit plans or arrangements approved by the Company’s board of directors (including upon the exercise of stock options granted pursuant to any such plans or arrangements), (ii) in connection with any bona fide, arm’s length restructuring of outstanding debt of the Company or any subsidiary, (iii) in connection with any bona fide, arm’s length direct or indirect merger, acquisition or similar transaction, (iv)pursuant to an offering registered under the Securities Act; (v) to a customer, supplier, advisor, consultant or joint venture partner of the Company or any subsidiary or (vi) that are debt securities.

(f) The Company shall not be obligated to consummate any proposed issuance of Securities, nor be liable to the Investors if the Company has not consummated any proposed issuance of Securities for whatever reason, regardless of whether the Company shall have delivered an Issuance Notice in respect of such proposed issuance.

6. Registration Right.

(a) On or before June 12, 2015, upon receipt of a written request from any Investor, the Company shall prepare and file with the SEC a secondary registration statement on behalf of Investors on Form S-3 (or any successor form thereto) covering the Shares (“Registration Statement”), and use its best efforts to cause the Registration Statement to become effective as soon thereafter as practicable; provided, however, that the Company shall be under no obligation to prepare and file the Registration Statement until it shall have received such written request.

(b) The Company shall prepare and file with the SEC such amendments, post-effective amendments and supplements to the Registration Statement and prospectus used in connection therewith (“Prospectus”) as may be necessary to keep the Registration Statement and Prospectus effective and current, respectively, until June 12, 2017, or if earlier, until such time as the number of Shares remaining unsold may be sold by Investors within 12 months in open market transactions under Rule 144. The Company will furnish such number of copies of the Prospectus and any supplement thereto and such other documents as Investors may reasonably request in order to facilitate the disposition of the Shares.

(c) In connection with the preparation and filing of the Registration Statement, Investors will furnish to the Company such information requested by the Company with respect to themselves and the proposed distribution of the Shares by them as shall be reasonably necessary in order to assure compliance with Federal and applicable state securities laws.

(d) The Company will use its best efforts to register or qualify the Shares under other securities or "blue sky" laws as may be necessary and do any other acts and things needed to enable Investors to consummate the disposition of the Shares; provided, however, that the Company shall not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this paragraph (d).

(e) The Company may postpone for up to 90 days the filing or effectiveness of the Registration Statement if the Company's board of directors determines in its reasonable good faith judgment that the Registration Statement would (i) materially interfere with a significant acquisition, corporate organization or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act.

(f) If during the effectiveness of the Registration Statement, an intervening event should occur which, in the reasonable opinion of Company’s counsel, makes the Prospectus no longer comply with the Securities Act, after written notice of such event, Investors shall make no further sales or other dispositions or offers therefor, of the Shares under the Registration Statement, and the Company shall prepare a supplement or amendment to the Prospectus so that, as thereafter delivered to the purchasers of any Shares, such Prospectus complies with the Securities Act.

(g) All expenses incurred in connection with the preparation and filing of the Registration Statement, including, without limitation, registration and filing fees, fees and expenses of complying with securities and "blue sky" laws, printing expenses, fees and expenses of the Company's counsel and accountants, and the costs of maintaining the effectiveness, and any updating, of the Registration Statement (altogether, “Registration Statement Fees”), shall be paid and shared on a 50/50 basis by the Company and Investors, with each Investor’s portion to be proportionate to the percentage of the Shares covered in the Registration Statement that such Investor beneficially owns, provided that no Investor’s portion shall exceed $15,000. Any selling commissions or fees attributable to the sale of the Shares in open market transactions shall be borne by Investors.

(h) Investors will not take any actions or steps to initiate an underwritten offering of the Shares under the Registration Statement, without the prior written consent of the Company, and Investors acknowledge that the Company shall be under no obligation to initiate or facilitate an underwritten offering of the Shares under the Registration Statement.

7. Survival of Representations, Warranties and Agreements. All covenants, agreements, representations and warranties made by the Company and Investors herein will survive the execution of this Agreement, the delivery to the Investors of the Shares being purchased, and the payment therefor.

8. Fees and Expenses. All fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, other than the Registration Statement Fees, shall be paid by the party incurring such fees, costs and expenses, except that Investors shall pay any Transfer Agent fees and shall be responsible for all tax liability that may arise as a result of holding or transferring the Shares.

9. Notices. All notices and other communications shall be made in writing and shall be deemed effectively given upon the earlier of actual receipt or: (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail or facsimile; (iii) five days after having been sent by registered or certified mail; or (iv) one business day after the business day of deposit with a nationally recognized overnight courier. All communications shall be sent to the following addresses:

If to the Company, to:	American Shared Hospital Services
Four Embarcadero Center, Suite 3700
San Francisco, CA 94111
Facsimile: (415) 788-5660
Attention: Craig K. Tagawa, Chief Operating Officer and Chief Financial Officer

With copies to:	Davis Polk & Wardwell LLP
1600 El Camino Real
Menlo Park, CA 94025
Facsimile: (650) 752-3601
Attention: Daniel G. Kelly, Jr.

If to Investors, to its address on the Company’s records or to such other mailing address or email address as the Company or Investors may designate in writing.

10. Changes. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto.

11. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

12. Severability. In case any provision contained in this Agreement should be found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Agreement will not in any way be affected or impaired thereby.

13. Governing Law. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of California, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

14. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement, and the Agreement will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

15. Entire Agreement. This Agreement constitutes the entire agreement among Investors and the Company with respect to the Offering and supersedes all prior oral or written agreements and understandings, if any, relating to the subject matter hereof.

16. Conflict Waiver. Investors hereby consent to the continued representation of the Company and its board of directors by Davis Polk & Wardwell LLP (“Davis Polk”) in relation to the Offering and voluntarily and knowingly waive any actual or alleged conflict and actual or alleged violation of ethical or comparable rules applicable to Davis Polk that may arise from its representation of the Company and its board of directors in connection with the Offering. In addition, the Investors hereby acknowledge that their consent and waiver under this Section 15 is voluntary and informed, and that the Investors have been advised of their rights to obtain independent legal advice with respect to this consent and waiver. The Investors further agree that they are not aware of the extent of their relationship, if any, with Davis Polk, and the Investors do not require additional information from Davis Polk in order to understand the nature of this consent. Davis Polk is an express third party beneficiary of this Section 16.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed by their duly authorized representatives, as of the date first written above.

AMERICAN SHARED HOSPITAL SERVICES

By:	/s/ Ernest A. Bates, M.D.

Name:	Ernest A. Bates, M.D.

Title:	CEO

INVESTORS:

/s/ Raymond C. Stachowiak
Raymond C. Stachowiak

RCS INVESTMENTS, INC.

By:	/s/ Raymond C. Stachowiak

Name:	Raymond C. Stachowiak

Title:	President

/s/ John F. Ruffle
John F. Ruffle

/s/ Stanley S. Trotman Jr.
Stanley S. Trotman Jr.

SCHEDULE A

Name	Number of Shares of Common Stock to be Purchased

Raymond C. Stachowiak	400,000

John F. Ruffle	200,000

Stanley S. Trotman Jr.	50,000

Total	650,000

SCHEDULE B

Raymond C. Stachowiak

Summary of AMS Holdings

As of June 10, 2014

	Deferred Restricted Units
Common Shares	Total	Unvested	Vested	Stock Options	Total
55,500	29,847	4,234	25,613	15,000	96,113

Option Schedule

Award Date	9/10/2009	6/2/2010	6/9/2011	6/7/2012	6/11/2013	6/10/2014
Termination Date	9/9/2016	6/1/2017	6/8/2018	6/6/2019	6/10/2020	6/9/2021
Vesting Date	9/9/2013	6/1/2011	6/8/2012	6/6/2013	6/10/2014	6/9/2015
Strike Price	$2.82	$2.81	$3.15	$3.05	$2.16	$2.43
Shares	5,000	2,000	2,000	2,000	2,000	2,000	15,000

Raymond C. Stachowiak

Pre and Post Private Placement Holdings

Pre Private Placement

AMS Common Shares Outstanding	4,611,370
Raymond C. Stachowiak AMS Common Shares	55,500	(1)
Raymond C. Stachowiak Percentage of AMS Common	1.2%

Post Private Placement

AMS Common Shares Outstanding	5,261,370
Raymond C. Stachowiak AMS Common Shares	455,500	(1)
Raymond C. Stachowiak Percentage of AMS Common	8.7%

___________________________

1. Assumes no options have been exercised and that all restricted stock units remain deferred.

John F. Ruffle

Summary of AMS Holdings

As of June 10, 2014

	Deferred Restricted Units
Common Shares	Total	Unvested	Vested	Stock Options	Total
250,420	29,847	4,234	25,613	25,000	301,033

Option Schedule

Award Date	6/16/2005	6/14/2007	12/6/2007	6/20/2008	5/28/2009	6/2/2010	6/9/2011	6/7/2012	6/11/2013	6/10/2014
Termination Date	6/15/2015	6/13/2014	12/5/2014	6/19/2015	5/27/2015	6/1/2017	6/8/2018	6/6/2019	6/10/2020	6/9/2021
Vesting Date	6/15/2010	6/13/2008	12/5/2012	6/19/2009	5/27/2010	6/1/2011	6/8/2012	6/6/2013	6/10/2014	6/9/2015
Strike Price	$6.16	$6.05	$2.76	$2.30	$2.10	$2.81	$3.15	$3.05	$2.16	$2.43
Shares	4,000	2,000	5,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	25,000

John F. Ruffle

Pre and Post Private Placement Holdings

Pre Private Placement

AMS Common Shares Outstanding	4,611,370
John F. Ruffle AMS Common Shares	249,920	(1)
John F. Ruffle Percentage of AMS Common	5.4%

Post Private Placement

AMS Common Shares Outstanding	5,261,370
John F. Ruffle AMS Common Shares	449,920	(1)
John F. Ruffle Percentage of AMS Common	8.6%

___________________________

1. Assumes no options have been exercised and that all restricted stock units remain deferred.

Stanley S. Trotman, Jr.

Summary of AMS Holdings

As of June 10, 2014

	Deferred Restricted Units
Common Shares	Total	Unvested	Vested	Stock Options		Total
245,987	29,847	4,234	25,613	25,000	[1]	296,600

Option Schedule

Award Date	6/16/2005	6/14/2007	12/6/2007	6/20/2008	5/28/2009	6/2/2010	6/9/2011	6/7/2012	6/11/2013	6/10/2014
Termination Date	6/15/2015	6/13/2014	12/5/2014	6/19/2015	5/27/2015	6/1/2017	6/8/2018	6/6/2019	6/10/2020	6/9/2021
Vesting Date	6/15/2010	6/13/2008	12/5/2012	6/19/2009	5/27/2010	6/1/2011	6/8/2012	6/6/2013	6/10/2014	6/9/2015
Strike Price	$6.16	$6.05	$2.76	$2.30	$2.10	$2.81	$3.15	$3.05	$2.16	$2.43
Shares	4,000	2,000	5,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	25,000

Stanley S. Trotman, Jr.

Pre and Post Private Placement Holdings

Pre Private Placement

AMS Common Shares Outstanding	4,611,370
Stanley S. Trotman, Jr. AMS Common Shares	245,987	(1)
Stanley S. Trotman, Jr. Percentage of AMS Common	5.3%

Post Private Placement

AMS Common Shares Outstanding	5,261,370
Stanley S. Trotman, Jr. AMS Common Shares	295,987	(1)
Stanley S. Trotman, Jr. Percentage of AMS Common	5.6%

___________________________

1. Assumes no options have been exercised and that all restricted stock units remain deferred.

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